UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2023

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 5, 2023, the Board of Directors of Granite Construction Incorporated (the “Company”) amended and restated the Company’s Bylaws (the “Amended and Restated Bylaws”) in order to, among other things:

1.	enhance disclosure and procedural requirements in connection with shareholder director nominations, including by:
i.	requiring additional background information, disclosures and certifications from nominating shareholders, proposed nominees and their affiliates;
ii.
requiring any nominating shareholder, proposed nominee and/or their affiliates to represent as to whether they intend to solicit proxies in support of director nominees other than the Board of Directors’ nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934 (the “Exchange Act”);

iii.	providing that the Company will disregard proxies or votes solicited for such shareholder’s nominees if such shareholder fails to comply with Rule 14a-19;
iv.
requiring that disclosures in the nominating shareholder’s notice be updated and that the nominating shareholder provide written verification of the information submitted within five business days of the Company’s request;

v.	requiring that the nominating shareholder notify the Company of any inaccuracy or change in such shareholder’s notice within two business days after becoming aware of such inaccuracy or change;
vi.
clarifying that the number of candidates a shareholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting and that shareholders may not make additional or substitute nominations following the expiration of the applicable nomination deadline; and

vii.	incorporating other technical and clarifying changes in light of the universal proxy rules adopted by the Securities and Exchange Commission (the “SEC”);
2.
update provisions regarding the adjournment of shareholder meetings and the list of shareholders entitled to vote at a shareholder meeting, each to align with recent amendments to the Delaware General Corporation Law (“DGCL”);

3.	update the levels of shareholder support a proposal must receive to be eligible for resubmission to align with SEC rules;
4.
update the provisions relating to the election and term of the lead director and to remove duplicative responsibilities of the lead director, which responsibilities are included in the Company’s corporate governance guidelines and policies;

5.
designate the federal district courts of the United States as the exclusive forum, unless the Company consents to the selection of an alternative forum, for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933 (the “Federal Forum Provision”);

6.
designate the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) as the exclusive forum, unless the Company consents to the selection of an alternative forum, for the following types of actions or proceedings under Delaware statutory or common law: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a breach of a fiduciary duty owed by any director, officer or other employee to us or our shareholders; (iii) any action asserting a claim against us or any director, officer or other employee arising pursuant to any provision of the DGCL, the Company’s Certificate of Incorporation or Amended and Restated Bylaws; (iv) any action or proceeding to interpret, apply, enforce or determine the validity of the Company’s Certificate of Incorporation or the Amended and Restated Bylaws (including any right, obligation, or remedy thereunder); (v) any action or proceeding as to which the DGCL confers jurisdiction to the Court of Chancery of the State of Delaware; or (vi) any action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants (this will not apply to suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction (the “Delaware Forum Provision”); and

7.	make certain other updates, including ministerial, clarifying and conforming changes.

We believe that the Delaware Forum Provision and the Federal Forum Provision are in the best interests of the Company. The Company believes the Delaware Forum Provision may provide potential cost savings by eliminating duplicative litigation in more than one forum and will eliminate risks of unpredictable or incorrect outcomes from courts that are unfamiliar with Delaware law, or even unfamiliar with corporate law generally. Further, the Company believes that the Federal Forum Provision will reduce the risk that the Company could be involved in duplicative litigation in both state and federal courts, as well as the risk that the outcome of cases in multiple forums could be inconsistent.

The Federal Forum Provision does not specify any particular U.S. federal district court as the exclusive forum for claims under the Securities Act of 1933, so a plaintiff could select, on the basis of convenience or for other reasons, the U.S. federal district courts in any state as the forum for any such claim.

The Delaware Forum Provision and the Federal Forum Provision give us the flexibility to consent to an alternative forum when we deem appropriate. In addition, we did not adopt the Delaware Forum Provision or the Federal Forum Provision in anticipation of any specific litigation confronting the Company, the Delaware Forum Provision and the Federal Forum Provision were adopted on a prospective basis to help mitigate potential future harm to the Company and its shareholders.

The preceding summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in connection with, the full text of the Amended and Restated Bylaws attached hereto as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws of Granite Construction Incorporated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President and General Counsel

Date: April 7, 2023